UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Amendment No. 6)

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INTEGRATED SILICON SOLUTION, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SIXTH SUPPLEMENT TO PROXY STATEMENT

In connection with certain developments related to that certain Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated March 12, 2015, by and between Uphill Investment Co., a People’s Republic of China limited liability company (“Parent”), and Integrated Silicon Solution, Inc., a Delaware corporation (“ISSI” or the “Company”), as joined by Indigo Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), the purpose of this sixth supplement to proxy statement is to provide certain additional disclosure in connection with that certain proxy statement filed by ISSI with the Securities and Exchange Commission (the “SEC”) on April 27, 2015 (the “proxy statement”) as such proxy statement has been supplemented from time to time since such date and prior to the date hereof (collectively, the “supplements”).

Capitalized terms used but not defined in this supplement shall have the meanings ascribed to such terms in the proxy statement.

Background of the Merger

The section titled “Background of the Merger” beginning on page 32 of the proxy statement describes the background of the transaction up to and including March 12, 2015. The supplements and the discussion below supplement those descriptions up to and including the date of this supplement.

On June 19, 2015, the Special Meeting was held and the ISSI stockholders approved a proposal to adjourn the Special Meeting to June 25, 2015 to solicit additional proxies to adopt the Merger Agreement.

Late in the evening on June 24, 2015, Cypress Semiconductor Corporation (“Cypress”) submitted to ISSI and publically announced a best and final offer to acquire ISSI for $22.60 per share in cash, together with an incremental ticking fee of $0.10 per share for each additional three months required to obtain regulatory approval for a transaction with Cypress which would begin to accrue daily starting on October 1, 2015 up to a maximum of $0.20 per share.

On June 25, 2015, the Special Meeting was held and the ISSI stockholders approved a proposal to adjourn the Special Meeting to June 29, 2015 to solicit additional proxies to adopt the Merger Agreement.

In the evening of June 25, 2015, the ISSI Board held a telephonic meeting with representatives of Oppenheimer & Co. (“Oppenheimer”) and Wilson Sonsini Goodrich & Rosati, P.C. (“WSGR”) to consider the best and final offer that Cypress had announced late on June 24. After considering that the best and final offer from Cypress (including the expected value of the ticking fee) had a lower price than the $23.00 per share provided by Merger Agreement (as amended to date), the ISSI Board determined that the revised proposal from Cypress did not constitute, and would not be reasonably expected to lead to a Superior Proposal (as defined in the Merger Agreement).

On June 26, 2015, ISSI made a public announcement regarding the determination of the ISSI Board with respect to the best and final offer from Cypress. ISSI also filed amendment number six to its definitive proxy materials with the SEC.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to “incorporate by reference” information into this supplement to the proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this supplement to the proxy statement, except for any information superseded by information in this supplement to the proxy statement or incorporated by reference subsequent to the date of this supplement to the proxy statement. This supplement to the proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.

The following ISSI filings with the SEC are incorporated by reference:

•	ISSI’s definitive proxy statement on Schedule 14A, filed on April 27, 2015, as supplemented by that certain Supplements to Proxy Statement on Schedule 14A, filed on June 5, 2015, June 12, 2015, June 17, 2015, June 19, 2015 and June 23, 2015;

•	ISSI’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014, filed on December 11, 2015, as amended by ISSI’s Form 10-K/A filed on January 27, 2015;

•	ISSI’s Quarterly Reports on Form 10-Q for the fiscal quarter ended December 31, 2014 and March 31, 2015; and

•	ISSI’s Current Reports on Form 8-K filed on January 27, 2015, March 12, 2015, April 22, 2015, April 29, 2015 and May 29, 2015.

We also incorporate by reference into this second supplement to the proxy statement additional documents that we may file with the SEC between the date of this second supplement to the proxy statement and the earlier of the date of the Special Meeting or the termination of the Merger Agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference herein.

Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.

You may read and copy any reports, statements or other information that we file with the SEC at the SEC’s public reference room at the following location: Station Place, 100 F Street, N.E., Room 1580, Washington, DC 20549. You may also obtain copies of those documents at prescribed rates by writing to the Public Reference Section of the SEC at that address. Please call the SEC at (800) SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Integrated Silicon Solution, Inc.

Attn: Corporate Secretary

1623 Buckeye Drive

Milpitas, CA 95035

If you would like to request documents from us, please do so as soon as possible, to receive them before the Special Meeting. Please note that all of our documents that we file with the SEC are also promptly available through the Investor Relations section of our website, www.ISSI.com. The information included on our website is not incorporated by reference into this proxy statement.

If you have any questions concerning the Merger, the Special Meeting or the accompanying second supplement to the proxy statement, would like additional copies of the proxy statement or need help voting your shares of common stock, please contact our Proxy Solicitor:

Georgeson

480 Washington Blvd

Jersey City, NJ 07310

Toll-Free: (800) 891-3214

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